This note has not been registered under the Securities Act of 1933 or any state securities laws. This note may not be sold, assigned, or otherwise negotiated to any person unless pursuant to an effective registration statement filed under the Securities Act of 1933 and applicable state securities laws, or unless the sale, assignment, or other negotiation is exempt from the registration requirements of the Securities Act of 1933 and applicable state securities laws.

                                 PROMISSORY NOTE



$15,000.00                                                         June 30, 2001

This Promissory Note ("Note") is made by Oliver Holmes, individually, ("Borrower") in favor of NBG Radio Network, Inc., a Nevada corporation ("Lender").

1. Payment. Borrower promises to pay to the order of Lender the principal amount of $15,000.00, together with interest on the unpaid principal amount from the date of this Note, in ten (10) equal annual payments of principal and interest. The first payment is due on July 1, 2002 and subsequent payments are due on the same day of each following calendar year until July 1, 2011, at which time the unpaid principal amount, together with interest, is due in its entirety. The due date and the amount of each payment is set forth below:

         -----------------------------------------------------------------------
               Year        Payment            Interest        Principal Balance
         -----------------------------------------------------------------------
               2001                                              ($15,000.00)
               2002       $2,038.02           ($900.00)          ($13,861.98)
               2003       $2,038.02           ($831.72)          ($12,655.68)
               2004       $2,038.02           ($759.34)          ($11,377.00)
               2005       $2,038.02           ($682.62)          ($10,021.60)
               2006       $2,038.02           ($601.30)           ($8,584.88)
               2007       $2,038.02           ($515.09)           ($7,061.95)
               2008       $2,038.02           ($423.72)           ($5,447.65)
               2009       $2,038.02           ($326.86)           ($3,736.49)
               2010       $2,038.02           ($224.19)           ($1,922.66)
               2011       $2,038.02           ($115.36)               ($0.00)
         -----------------------------------------------------------------------
2. Interest Rate. Borrower will pay interest on the unpaid principal amount at an annual rate of six percent (6%). Interest will be computed on the basis of a 360-day year.

3. Late Charge. If Borrower fails to make any payment required by this Note within ten (5) business days after the payment is due, a late charge equal to five percent (5%) of the payment will be added to the unpaid principal amount and be immediately due.

4. Place of Payments. All payments under this Note will be made to Lender at: The Cascade Building, 520 SW Sixth Avenue, Suite 750, Portland, OR 97204 or any other address that Lender may designate by notice to Borrower.

5. Application of Payments. All payments under this Note will apply first to any costs and expenses due to Lender, then to accrued interest to date of payment, and then to the unpaid principal amount.

6. Prepayments. Borrower may prepay a part or all of the unpaid principal amount at any time. Excess payments or prepayments will not be credited as future scheduled payments required by this Note.

7. Events of Default. Each of the following is an event of default under this Note:

         (a) Borrower fails to make any payment required by this Note within five (5) days after the payment is due;

         (b) Borrower fails to pay, becomes insolvent or unable to pay, or admits in writing an inability to pay Borrower's debts as they become due, or makes a general assignment for the benefit of creditors;

         (c) a proceeding with respect to Borrower is commenced under any applicable law for the benefit of creditors, including but not limited to any bankruptcy or insolvency law, or an order for the appointment of a receiver, liquidator, trustee, custodian, or other officer having similar powers over Borrower is entered; and

         (d) an event of default occurs under any agreement guaranteeing or securing the performance of any of the obligations of Borrower under this Note or any of the obligations of any guarantor of this Note.

8. Remedies. On and after an event of default under this Note, Lender may exercise the following remedies, which are cumulative and which may be exercised singularly or concurrently:

         (a) upon notice to Borrower, the right to accelerate the due dates under this Note so that the unpaid principal amount, together with interest, is immediately due in its entirety;

         (b) any remedy available to Lender under any agreement guaranteeing or securing the performance of any of the obligations of Borrower under this Note or any of the obligations of any guarantor of this Note; and

         (c)      any other remedy available to Lender at law or in equity.

9. Time of Essence. Time is of the essence with respect to all dates and time periods in this Note.

10. Amendment. This Note may be amended only by a written document signed by the party against whom enforcement is sought.

11.      Waiver.

         (a) Borrower waives demand, presentment for payment, notice of dishonor or nonpayment, protest, notice of protest, and lack of diligence in collection, and agrees that Lender may extend or postpone the due date of any payment required by this Note without affecting Borrower's liability.

         (b) No waiver will be binding on Lender unless it is in writing and signed by Lender. Lender's waiver of a breach of a provision of this Note will not be a waiver of any other provision or a waiver of a subsequent breach of the same provision.

12. Severability. If a provision of this Note is determined to be unenforceable in any respect, the enforceability of the provision in any other respect and of the remaining provisions of this Note will not be impaired.

13. Governing Law. This Note is governed by the laws of the State of Oregon, without giving effect to any conflict-of-law principle of any jurisdiction.

14. Venue. Any action or proceeding arising out of this Note will be litigated in courts located in Multnomah County, Oregon. Borrower consents and submits to the jurisdiction of any local, state, or federal court located in Multnomah County, Oregon.

15. Attorney's Fees. If any arbitration or litigation is instituted to interpret, enforce, or rescind this Note, including but not limited to any proceeding brought under the United States Bankruptcy Code, the prevailing party on a claim will be entitled to recover with respect to the claim, in addition to any other relief awarded, the prevailing party's reasonable attorney's fees, costs, and expenses incurred at arbitration, at trial, on appeal, and on petition for review, as determined by the arbitrator or court.

16. Costs and Expenses. If an event of default under this Note occurs and Lender does not institute any arbitration or litigation, Borrower will pay to Lender, upon Lender's demand, all reasonable costs and expenses, including but not limited to attorney's fees and collection fees, incurred by Lender in attempting to collect the indebtedness evidenced by this Note.

                                    Borrower:


                                    /s/ Oliver Holmes
                                    --------------------------------------------
                                    Oliver Holmes, individually

                            COLLATERAL ENDORSEMENT OF

                                 PROMISSORY NOTE



                            Credit Facility Agreement



                  For good and valuable consideration, pay to the order of MCG FINANCE CORPORATION, as Agent, with recourse.

                  IN WITNESS WHEREOF, NBG Radio Network, Inc. ("Lender") has caused this Collateral Endorsement of Promissory Note with respect to a $15,000 Note dated June 29, 2001 by Oliver Holmes payable to the order of Lender, to be executed in Lender's name and on its behalf, as an instrument under seal, on the 30th day of June, 2001.



                                    NBG RADIO NETWORK, INC.

                                    By:      /s/ John A. Holmes III
                                             -----------------------------------
                                    Name:    John A. Holmes III
                                             -----------------------------------
                                    Title:   President
                                             -----------------------------------